CONFIDENTIAL PRIVATE OFFERING MEMORANDUM No.


                         Name of Offeree


                       SANGUINE CORPORATION

             $2,000,000 Minimum - $5,000,000 Maximum


Up to 10,000,000 Units, each Unit consisting of two shares of Common Stock and one Redeemable Common Stock Purchase Warrant entitling the holder to purchase one share of Common Stock.

Offering Price: $.50 per Unit
Minimum Subscription: $250,000

THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATES OF NEW YORK OR NEW JERSEY OR ANY OTHER STATE NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS OFFERING MEMORANDUM CONTAINS MATERIAL NON-PUBLIC INFORMATION. THE CONTENTS OF THIS MEMORANDUM MAY NOT BE USED BY ANY PERSON IN CONNECTION WITH THE OFFER, PURCHASE OR SALE OF SECURITIES OF THE COMPANY. ANY UNAUTHORIZED USE HEREOF MAY RESULT IN CIVIL OR CRIMINAL PENALTY.

In the event you decide not to participate in this offering please return the Confidential Private Offering Memorandum and the Subscription Booklet to the principal office of the Placement Agent as set forth below.

Laidlaw Global Securities, Inc.
100 Park Avenue
New York, New York 10017
212-376-8800

The date of this Memorandum is May 18, 2000

                        SANGUINE CORPORATION


             $2,000,000 Minimum - $5,000,000 Maximum


Up to 10,000,000 Units, each Unit consisting of two shares of Common Stock and one Redeemable Common Stock Purchase Warrant entitling the holder to purchase one share of Common Stock.

                THESE ARE SPECULATIVE SECURITIES AND
                   INVOLVE A HIGH DEGREE OF RISK.
                   See "RISK FACTORS" Pages 6-11

Offering Price: $.50 per Unit
Minimum Investment: $250,000

     Sanguine Corporation (the "Company" or "Sanguine") is offering to sell to certain "accredited investors" (the "Offering") up to 10,000,000 Units (the "Units") of the Company's securities, each Unit consisting of two shares of Common Stock, par value $.001 per share (the "Shares") and one Redeemable Common Stock Purchase Warrant (the "Warrants") through Laidlaw Global Securities, Inc. (the "Placement Agent"), as exclusive agent for the sale of the Units. Each Warrant entitles the holder to purchase one share of Common Stock of the Company (the "Warrant Shares"), at an exercise price equal to $.40 per share, subject to adjustment in certain circumstances. The Warrants are exercisable at any time commencing on the date of issuance and terminating four years thereafter. Commencing one year after issuance, the Warrants are redeemable, in whole or in part, at the option of the Company, for $.05 per Warrant on not less than thirty days prior written notice, at any time, provided that (i) the closing bid price of the Company's Common Stock is at least 200% of the then current exercise price and the trading volume of the Common Stock is not less than 50,000 shares per day, on each of the 20 consecutive trading days ending within 10 days of the date of the notice of redemption; and (ii) the Warrant Shares have been registered for public distribution under the Securities Act of 1933, as amended (the "Act").

     The Units are being offered on a "best efforts, all or none" basis as to the 4,000,000 Unit minimum, and on a "best efforts" basis as to the balance of the 10,000,000 Unit maximum, by the Placement Agent. All proceeds received by the Company from subscribers for the Units offered hereby will be deposited by the Placement Agent in a special non-interest bearing account. If at least 4,000,000 units (the "Minimum Offering") offered hereby have not been subscribed for by the close of business on July 30, 2000 unless extended by the Company and the Placement Agent for up to an additional thirty days (such period, as same may be extended, being hereinafter referred to as the "Offering Period"), all proceeds received from subscribers will be refunded in full, without deduction and without interest. If at least 4,000,000 Units are subscribed for prior to expiration of the Offering Period, a closing (the "Initial Closing") will be held as soon as practicable thereafter and the funds held in the special account will be turned over to the Company and the Company will continue to accept additional subscriptions for Units for the
Offering Period up to a maximum of 10,000,000 Units.   In the event
subscriptions for the minimum number of Units are not received during the Offering Period, all subscriptions will be returned to the subscriber without interest or deduction. The Company and the Placement Agent, in their discretion, may accept subscriptions for less than 500,000 Units ($250,000) and may increase the maximum number of Units offered to 11,000,000 Units.


Offering Price                Placement Agent             Proceeds to
                               Commission(1)              the Company(2)
Per Unit $.50                       $.04                      $.46

Total Minimum $2,000,000          $160,000                 $1,840,000

Total Maximum $5,000,000          $400,000                 $4,600,000


Footnotes on following page

                     LAIDLAW GLOBAL SECURITIES, INC.
                             100 Park Avenue
                           New York, NY 10017
                             (212) 376-8800

Footnotes from previous page
________________________________________

(1) Does not include (i) additional compensation payable to the Placement Agent including a non-accountable expense allowance of 2% of the gross proceeds ; (ii) reimbursement of accountable expenses; and (iii) warrants to purchase 10% of the Units sold in this Offering exercisable at $.001 per Unit. The Company has also agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). See "Plan of Distribution."

(2) After deducting Placement Agent commissions, but before deducting other expenses of this Offering to be paid by the Company for filing, legal, accounting, printing and other costs and expenses, estimated to be $50,000. See "Use of Proceeds."

(3) The Company, with the consent of the Placement Agent, may increase the number of Shares offered hereby which may result in a Total Maximum of $5,500,000 and related increases in Placement Agent commissions, non-accountable expense allowance and Agent Warrants.

This confidential private offering memorandum (the "Memorandum") has been prepared by and for the Company in connection with the proposed offering through the Placement Agent. The information contained herein has not been independently verified by the Placement Agent. Accordingly, there can be no representation by the Placement Agent as to the completeness or accuracy of
such information.   Officers, directors and employees of the Company and the
Placement Agent may purchase Units in the Offering, which purchases may be used to satisfy the Minimum Offering.

No person is authorized by the Company to give any information or make any representations other than as contained in this Memorandum in connection with the Offering and, if given or made, such other information and representations must not be relied upon as having been authorized by the Company.

There is currently no market for the Units or Warrants being offered, and it is not anticipated that a market will develop after the Offering has been consummated. The Units, Shares and Warrants being offered hereby and the underlying securities are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act and are subject to substantial restrictions on resale and transfer. The Offering Price of the Units has been determined through negotiations between the Company and the Placement Agent and bears no relationship to the assets, earnings or any other recognized criteria of value of the Company. The Offering Price of the Units should not be viewed as any indication of the value or potential value of the Units or the underlying securities. See "Risk Factors."

Prior to accepting subscription and payment for any Units during the Offering Period, all proceeds of the Offering will be deposited in a special account with Donaldson, Lufkin & Jenrette Securities Corp., Pershing Division. In the event subscriptions are not accepted, any unaccepted subscriptions will be returned to subscribers without interest or deduction. See "The Offering."

THE OFFERING COMMENCED ON THE DATE OF THIS CONFIDENTIAL PRIVATE OFFERING
MEMORANDUM AND SHALL TERMINATE ON THE CLOSE OF BUSINESS ON JULY   , 2000
UNLESS EXTENDED BY THE COMPANY AND THE PLACEMENT AGENT FOR UP TO AN ADDITIONAL THIRTY DAYS OR AT AN EARLIER DATE UPON COMPLETION OF THE OFFERING. THE PLACEMENT AGENT AND THE COMPANY MAY DETERMINE TO CLOSE THE OFFERING PRIOR TO THE EXPIRATION OF THE OFFERING PERIOD, IN WHICH EVENT THE OFFERING WILL CONTINUE TO THE EARLIER TO OCCUR OF THE SALE OF THE REMAINING UNITS OR THE EXPIRATION OF THE OFFERING PERIOD.

INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND ONLY PERSONS WHO ARE ABLE TO BEAR THE FINANCIAL RISK OF A COMPLETE LOSS OF THEIR INVESTMENT SHOULD CONSIDER PURCHASING UNITS. SEE "RISK FACTORS." RISKS INVOLVED IN THE PURCHASE OF THE UNITS OFFERED HEREBY INCLUDE, AMONG OTHERS, THE RISK THAT THERE IS NO PUBLIC OR OTHER MARKET FOR THE SECURITIES UNDERLYING THE UNITS, NOR IS SUCH A MARKET EXPECTED TO DEVELOP. THE SECURITIES UNDERLYING THE UNITS MAY NOT BE TRANSFERRED OR RESOLD EXCEPT PURSUANT TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. FOR THESE REASONS, A SUBSCRIBER MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT AND TO RETAIN OWNERSHIP OF THE UNITS FOR AN INDEFINITE PERIOD OF TIME. SEE "INVESTOR QUALIFICATIONS."

                        ____________________

THIS MEMORANDUM INCLUDES FORWARD-LOOKING INFORMATION. SUCH INFORMATION IS BASED ON ASSUMPTIONS AS TO FUTURE EVENTS THAT ARE INHERENTLY UNCERTAIN AND SUBJECTIVE. THE COMPANY MAKES NO REPRESENTATION OR WARRANTY AS TO THE ATTAINABILITY OF SUCH ASSUMPTIONS OR AS TO WHETHER FUTURE RESULTS WILL OCCUR AS PROJECTED. IT MUST BE RECOGNIZED THAT THE PROJECTIONS OF THE COMPANY'S FUTURE PERFORMANCE ARE NECESSARILY SUBJECT TO A HIGH DEGREE OF UNCERTAINTY, THAT ACTUAL RESULTS CAN BE EXPECTED TO VARY FROM THE RESULTS PROJECTED AND THAT SUCH VARIANCES MAY BE MATERIAL AND ADVERSE. PROSPECTIVE INVESTORS ARE EXPECTED TO CONDUCT THEIR OWN INVESTIGATION WITH REGARD TO THE COMPANY AND ITS PROSPECTS.

THERE ARE NUMEROUS DOCUMENTS WHICH ARE RELEVANT TO THE TRANSACTIONS CONTEMPLATED BY THIS MEMORANDUM WHICH DESCRIBE THE TRANSACTIONS AND RIGHTS AND OBLIGATIONS OF THE RESPECTIVE PARTIES. THE STATEMENTS CONTAINED IN THIS MEMORANDUM CONSTITUTE A BRIEF SUMMARY OF THE MATERIAL PROVISIONS OF SUCH DOCUMENTS, DO NOT PURPORT TO BE A COMPLETE DESCRIPTION OF EVERY TERM AND CONDITION AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO SUCH DOCUMENTS. IF THERE IS A CONFLICT BETWEEN THE TERMS OF THE DOCUMENTS AND THIS MEMORANDUM, THE TERMS OF THE DOCUMENTS WILL GOVERN. EACH PERSON CONSIDERING AN INVESTMENT IN THE COMPANY IS URGED TO REVIEW ALL SUCH DOCUMENTS.

THE COMPANY HAS AGREED (I) TO GRANT, PRIOR TO THE CONSUMMATION OF THE SALE OF THE UNITS, TO EACH PROSPECTIVE SUBSCRIBER AND HIS REPRESENTATIVE(S), THE OPPORTUNITY TO REVIEW ADDITIONAL DOCUMENTS AND TO ASK QUESTIONS OF, AND TO RECEIVE ANSWERS FROM, THE OFFICERS OF THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING OR ANY OTHER MATTER SET FORTH HEREIN; AND (II) TO SUPPLY ANY ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.

                           ______________

NO ADVERTISING OR OFFERING LITERATURE IN ANY FORM MAY BE EMPLOYED IN THE OFFERING OF THE UNITS, EXCEPT FOR THIS MEMORANDUM. NO PERSON (OTHER THAN THE OFFICERS OF THE COMPANY AND PERSONS AUTHORIZED TO ACT ON ITS BEHALF) IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS MEMORANDUM AND, IF GIVEN OR MADE, ANY SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALES MADE HEREUNDER, UNDER ANY CIRCUMSTANCES, SHALL CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF. HOWEVER, IN THE EVENT OF ANY MATERIAL CHANGE, THIS MEMORANDUM WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

THIS MEMORANDUM IS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE UNITS AND DOES NOT CONSTITUTE AN OFFER TO OR SOLICITATION OF ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. IN ADDITION, THIS MEMORANDUM CONSTITUTES AN OFFER ONLY TO THE PERSON WHOSE NAME AND IDENTIFICATION NUMBER APPEARS IN THE APPROPRIATE SPACES PROVIDED ON THE COVER PAGE OF THIS MEMORANDUM. ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM, IN WHOLE OR IN PART OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIMSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS. BY ACCEPTING THIS MEMORANDUM, THE RECIPIENT AGREES TO RETURN THE SAME PROMPTLY UPON REACHING A DECISION NOT TO MAKE AN INVESTMENT IN THE COMPANY AND, IN ANY EVENT, PROMPTLY UPON A REQUEST THEREFOR.

                      _______________________

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM OR WITH THE COMPANY, OR ANY PROFESSIONAL ASSOCIATED WITH THE OFFERING, AS LEGAL OR PROFESSIONAL TAX ADVICE. PROSPECTIVE SUBSCRIBERS ARE ADVISED TO CONSULT WITH THEIR OWN TAX COUNSEL AND LEGAL, ACCOUNTING AND OTHER PERSONAL ADVISORS CONCERNING THE TAX, LEGAL AND OTHER ASPECTS OF THE PURCHASE AND OWNERSHIP OF UNITS AND POTENTIAL CHANGES IN APPLICABLE LAW.

THIS OFFERING INVOLVES A HIGH DEGREE OF RISK AND, CONSEQUENTLY, IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL MEANS WHO HAVE NO NEED FOR LIQUIDITY, WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT, AND WHO UNDERSTAND, OR HAVE BEEN ADVISED AS TO, THE LONG-TERM NATURE AND INVESTMENT CONSIDERATIONS ASSOCIATED WITH THIS INVESTMENT. SEE "RISK FACTORS".

THE COMPANY AND THE PLACEMENT AGENT RESERVE THE RIGHT, IN THEIR SOLE DISCRETION AND FOR ANY REASON WHATSOEVER, TO MODIFY, AMEND AND/OR WITHDRAW ALL OR ANY PORTION OF THIS OFFERING AND/OR ACCEPT OR REJECT IN WHOLE OR IN PART ANY PROSPECTIVE INVESTMENT IN THE UNITS OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE AMOUNT OF UNITS SUCH INVESTOR DESIRES TO PURCHASE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY AND THE PLACEMENT AGENT WILL ONLY OFFER AND SELL UNITS TO PERSONS WHO THEY BELIEVE MEET THE SUITABILITY STANDARDS SET FORTH IN THIS MEMORANDUM. SEE "INVESTOR QUALIFICATIONS." THE COMPANY SHALL HAVE NO LIABILITY WHATSOEVER TO ANY PROSPECTIVE INVESTOR AND/OR INVESTOR IN THE EVENT THAT ANY OF THE FOREGOING SHALL OCCUR.

THIS OFFER AND SALE OF THE UNITS HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION PROVIDED BY SECTION 4(2) AND/OR 4(6) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER AND SIMILAR EXEMPTIONS FROM REGISTRATION PROVIDED BY CERTAIN STATE SECURITIES LAWS. THE UNITS WILL BE OFFERED ONLY TO ACCREDITED INVESTORS WHO HAVE THE QUALIFICATIONS NECESSARY TO PERMIT THE UNITS TO BE OFFERED AND SOLD IN RELIANCE UPON SUCH EXEMPTIONS.

NOTICE TO NON-U.S. RESIDENTS. IT IS THE RESPONSIBILITY OF ANY PERSONS WISHING TO PURCHASE THE UNITS TO SATISFY THEMSELVES AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE U.S. IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

INVESTORS AND THEIR REPRESENTATIVES, IF ANY, SHOULD REVIEW THE FOLLOWING LEGENDS REQUIRED BY CERTAIN JURISDICTIONS AND BE AWARE OF THEIR CONTENTS. PLEASE REVIEW THE FOLLOWING MATERIALS CAREFULLY TO DETERMINE WHETHER ANY OF THESE LEGENDS ARE APPLICABLE.

                        NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF
THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                       FOR FLORIDA RESIDENTS

THE SECURITIES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH INVESTOR TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER OCCURS LATER.

                       FOR GEORGIA RESIDENTS

THE SECURITIES OFFERED HEREBY MAY BE ISSUED OR SOLD IN RELIANCE ON PARAGRAPH
(13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973", AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT.

                     FOR PENNSYLVANIA RESIDENTS

RESIDENTS OF THE COMMONWEALTH OF PENNSYLVANIA CAN ONLY TRANSFER THESE SECURITIES IN ACCORDANCE WITH THE PROVISIONS OF SECTION 203(d) OF THE PENNSYLVANIA SECURITIES ACT AND ARE SUBJECT TO THE FOLLOWING CONDITIONS: (A) EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF 12 MONTHS AFTER THE DATE OF PURCHASE; AND (B) THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THEY ARE SO REGISTERED OR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE ACT BECOMES AVAILABLE.

EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR SECURITIES HAS THE RIGHT, PURSUANT TO SECTION 207 OF THE PENNSYLVANIA SECURITIES ACT OF 1972, TO WITHDRAW HIS SUBSCRIPTION FOR SECURITIES AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO SUCH PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS CONFIDENTIAL PRIVATE OFFERING MEMORANDUM, INDICATING HIS INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT IS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE, TO THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST TO WITHDRAW HAS BEEN RECEIVED SHOULD BE REQUESTED.

                           TABLE OF CONTENTS


SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

THE OFFERING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

RECENT EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

USE OF PROCEEDS. . . . . . . . . . . . . . . . . . . . . . . . . . . 12

CAPITALIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

DESCRIPTION OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . 14

PLAN OF DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . 16

INVESTOR QUALIFICATIONS. . . . . . . . . . . . . . . . . . . . . . . 18


                                EXHIBITS

A.  Form 10-KSB for the Fiscal Year Ended December 31, 1999
B.  Subscription Agreement
C.  Form of Investor Questionnaire
D.  Form of Warrant

                                          SUMMARY

The following summary is intended to set forth certain pertinent facts and highlights from (i) material contained in the body of this Memorandum, (ii) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 (the "Form 10-KSB"), a copy of which (without exhibits) is annexed hereto as Exhibit A and incorporated herein by reference. The summary is qualified in its entirety by reference to the more detailed information and financial statements appearing elsewhere in this Memorandum and the exhibits attached hereto. Each prospective investor is urged to read this Memorandum and the exhibits attached hereto in their entirety.

                             The Company

        Sanguine Corporation, through its majority-owned subsidiary, Sanguine Corporation, a California corporation (collectively the "Company" or "Sanguine"), is engaged in the development of a synthetic red blood cell product called "PHER-O2." PHER-O2 is a second generation version of Fluosol, the only FDA-approved synthetic blood product to date. The development of this product presently is the sole business of the Company. PHER-O2 is composed of perfluorodecalin molecules (i.e., synthetic red blood cells), purified water and a proprietary, synthetic, fluorinated surfactant to hold the emulsion together. Perfluoro-decalin has great oxygen-carrying capacity, yet its particle can be as much as 900 times smaller than a red blood cell. Management believes that PHER-O2 may carry three to four times the oxygen of human blood per unit volume. This increased oxygen-carrying capacity may make PHER-O2 useful in the treatment of heart attacks, strokes, cancer and other diseases for which increased oxygenation is beneficial. Furthermore, the Company believes that perfluoro-decalin may be effective as an imaging agent in X-ray imaging, nuclear magnetic resonance (NMR) imaging and CAT scans, without side effects. Management also believes that PHER-O2 has several other advantages over human blood: it may be sterilized to be free of disease; is believed to have the quality of a universal match for all blood types; may be mass-produced; and may be stored much longer than human blood.

          Battelle Memorial Institute, located in Columbus, Ohio, was retained to assist the Company in completing the emulsion of perfluoro-decalin and the synthetic surfactants that make up PHER-O2. Such research and development conducted by Battelle Memorial Institute was discontinued due to lack of funding. The Company believes that upon funding through this Offering, such research and development will continue, although there can be no assurance that Battelle will agree to continue to perform the research and development (see "Risk Factors"). The Company needs to obtain substantial additional funding for its intended business operations, as to which there can be no assurance. If the Company obtains such funding, it is anticipated that on completion of the compounding of PHER-O2, Battelle Memorial Institute will perform initial gross animal tests, which do not require regulatory approval prior to commencement; however, the data gathered from any such tests will be subject to regulatory review in the future. The Company anticipates that it will manufacture the experimental doses of PHER-O2 required to conduct gross animal testing.

          In its second phase, expected to commence nine months from the start of the first phase, management intends to continue developing the perfluorocarbon compounds in PHER-O2 in order to optimize its quality, and expects to begin animal safety and efficacy trials in accordance with guidelines of the United States Food and Drug Administration ("FDA") and comparable foreign regulatory requirements. The second phase of operations is expected to take approximately 12 months.

          In the final phase of the Company's proposed business operations, it intends to complete its United States human testing of PHER-O2, receive all necessary FDA approvals and begin American and Canadian sales for cancer treatment and angioplasty; and complete overseas testing, begin overseas sales and begin the construction of manufacturing facilities. Sanguine has previously licensed Biologixs to manufacture and market PHER-O2 in Canada, including any future Canadian patent rights, and the exclusive right to market PHER-O2 in U.S. military pre-hospital and ambulance markets. In this final phase, the Company also intends to continue human trials to test PHER-O2 for other applications, including transplant organ preservation and the treatment of carbon monoxide poisoning, sickle cell anemia, heart attack, stroke and transfusions. The Company will be required to conduct similar rigorous human safety and efficacy testing and clinical trials of PHER-O2 for each desired application for which it is sought to be used.

          PHER-O2 is still in the research and development stage. It has not been tested on animals or humans; nor has any application been submitted to any federal, state or foreign agency to seek authority for such testing. This development process will be time consuming, costly, subject to extreme governmental regulation and must prove that this product is safe and efficacious for human use. Until then, the Company will have no potential for revenues from operations. No assurance can be given that the Company will be able to raise the capital it will need to develop PHER-O2, or that if sufficient funds are raised, that the Company will ever receive requisite federal, state or foreign agency approval to manufacture or market this product. See "Description of Business" in Part I, Item 1 of the Company's Form 10-KSB annexed hereto as Exhibit A.

        The offices of the Company are currently located at 101 East Green Street, #11, Pasadena, California 91105 and its telephone number is (626) 405-0079.

                             The Offering

Securities Offered

Units A minimum of 4,000,000 and a maximum of 10,000,000 Units, each Unit consisting of two shares of Common Stock and one Redeemable Common Stock Purchase Warrant. The Units will be offered on a "best efforts, all or none" basis as to the 4,000,000 Unit minimum and on a "best efforts" basis as to the balance of the 10,000,000 Unit maximum, at an offering price of $.50 per Unit.

Terms of the Warrants

   Exercise Term            Each warrant will entitle the holder to
                            purchase one share of Common Stock during the period commencing on the date of issuance and terminating four years thereafter, unless redeemed, subject to adjustment in certain circumstances.

   Exercise Price           $.40 per share of Common Stock, subject to
                            adjustment to prevent dilution.

   Redemption               Commencing one year after issuance, the Warrants
                            are redeemable, in whole or in part, at the option of the Company, for $.05 per Warrant on not less than thirty days prior written notice, provided that (i) the closing bid price of the Company's
                            Common Stock is at least 200% of the then current exercise price; and the trading volume of the Common Stock is not less than 50,000 shares per day, on each of the 20 consecutive trading days ending within 10 days of the date of the notice of redemption; and (ii) the Warrant Shares have been registered for public distribution under the Securities Act.

Minimum Investment          $250,000, provided Laidlaw and the Company may
                            allow investments for smaller quantities in their discretion

Use of Proceeds             Management will have broad discretion in the
                            application of the proceeds of the Offering. It is currently anticipated that the Company will use the net proceeds available to it from this Offering for research and development, FDA animal trials, marketing and promotion, joint ventures and strategic alliances and working capital, including web site development expenses. See "Use of Proceeds" herein and "Management's Discussion and Analysis" in the Company's Form 10-KSB (the
                            "10-KSB") annexed hereto as Exhibit A.

Risk Factors                An investment in the Units involves a high degree
                            of risk. Prospective purchasers of Units should carefully review the factors under the heading
                            "Risk Factors" herein and the 10-KSB prior to investing in the Units.

Restrictions on
Transferability             The Units offered hereby will not be registered
                            under the Securities Act or under the securities laws of the United States or of any state or other jurisdiction. As a result, neither the Units nor the securities underlying the Units may be transferred without registration under the
                            Securities Act, or, if applicable, the securities laws of any state or other jurisdiction, unless in the opinion of counsel to the Company, such registration is not then required because of the availability of an exemption from registration.
                            See "Risk Factors" and "Restrictions on Transfer of Securities" herein and "Market Information" in the 10-KSB.

Registration Rights         The Company has agreed to register for resale
                        under the Act, the Warrants, Shares and Warrant
                            Shares in a Registration Statement to be filed by Company 30 days after the final closing of this Offering, and to cause the Registration Statement to become effective within 150 days after the final closing of this offering. In the event that the Company fails either to (i) cause the Registration Statement to be filed under the Act
                            30 days after the Final Closing, or (ii) cause the Registration to become effective 150 days after the final closing, then the exercise price of the Warrants shall be reduced at the rate of $.05 for every 30 day delay, or part thereof, in the effectiveness of the Registration Statement, but in no event shall the exercise price be reduced less than $.001 per share. The Company shall keep the Registration Statement current and effective until 30 days after the termination of the exercise period of the Warrants.

Lockup The Company has agreed either (i) to forego registration of any of its securities other than the Securities offered herein, for the period commencing May 8, 2000 and ending one year from the date of the Final Closing (the "Lockup Period") without the prior written consent of the Placement Agent, or (ii) should it elect to register any of its securities, other than the Securities offered herein, during the Lockup Period, the Company must require all holders of such securities to agree in writing not to sell such securities during the Lockup Period without the prior written consent of the Placement Agent.

Investment                  An investment in the Company is highly speculative
                            and each investor bears the risk of losing his or its entire investment. All purchasers must complete and execute a Subscription Agreement, which is included in the Investor Subscription
                            Booklet which is enclosed with this Memorandum.
                            Purchasers must set forth representations in such documents that he, she or it is purchasing the Units for investment purposes only and without a view toward distribution. The Company has not entered into any formal discussions or agreements regarding an initial public offering of its securities. See "Risk Factors."

Investor Suitability        The Units are suitable investments only for
                            sophisticated investors for whom an investment in the Units does not constitute a complete investment program and who fully understand, are willing to assume, and who have the financial resources necessary to withstand, the risks involved in investing in the Units and who can bear the potential loss of their entire investment.

Financial Information       Financial statements are included in the Form 10-
                            KSB


Securities of the Company:


Shares of Common Stock
outstanding prior to the
Offering                            24,559,323 Shares


Shares of Common Stock
outstanding after the Offering
(assuming the maximum  number
of Units are sold)                  32,559,323 Shares if the minimum number of
                                    Units offered hereby are sold, and
                                    44,559,323 Shares if the maximum number of Units are sold.

                          RECENT EVENTS

     On May 9, 2000, the Company filed a registration statement on Form S-8 covering 1,350,000 shares of the Company's $.001 par value common stock. Such shares have been issued as follows:

          Karl Smith               700,000 shares
          David E. Nelson          100,000 shares
          Leonard W. Burningham    250,000 shares
          Anthony G. Hargreaves    300,000 shares

     The shares were issued as compensation for various services rendered and to be rendered to the Company by these individuals. Karl Smith was a consultant to the Company, David E. Nelson is the Chief Financial Officer and Director of the Company, Leonard W. Burningham acts as outside counsel to the Company and Anthony G. Hargreaves is the Vice President, Secretary and Director of the Company. These individuals have agreed in writing to forego selling these shares without the prior written consent of the Placement Agent during the Lockup Period.

     Upon the Final Closing, the Company expects to form a medical advisory board to the Company. As of the date hereof, the Company has identified four medical doctors whom it expects to fill such board. However, the Company has entered into no agreements with any individuals in this regard and there can be no assurance given that the Company will be successful in adding any such advisors to its proposed medical advisory board.

     On April 7, 2000, the Company entered into a loan agreement with Starpoint Procurement Company, Ltd. ("Starpoint"), which provides that Starpoint loan $92,000 to the Company for a period of sixty days at 10% interest. As collateral for such payment, Dr. Thomas Drees, the Company's President and Chairman of the Board, has agreed to secure the loan with 230,000 shares of his common stock. The loan may be converted into these shares of Common Stock at the rate of $.40 per share, after which the loan will be deemed fully paid. The Company has agreed that the shares delivered to Starpoint be unrestricted, freely trading stock.

                           RISK FACTORS

     You should carefully consider the risks described below before making an investment decision. The risks and uncertainties described below are not the only ones facing our Company. Additional risks and uncertainties not presently known to us or that we currently deem immaterial also may impair our business operations. If any of the following risks actually occur, our business could be harmed.

Forward-Looking Statements and Associated Risks

     This Confidential Private Offering Memorandum contains forward-looking statements including statements regarding, among other items, our business strategy. Those forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties, certain of which are beyond our control. Forward-looking statements include statements which include the terms "may", "will", "anticipate", or other similar terms. Actual results could differ materially from these forward-looking statements as a result of the factors described under "Risk Factors" and elsewhere herein. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this Confidential Private Offering Memorandum will in fact transpire or prove to be accurate. All written and oral forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by this section.

No Independent Verification of Products; Need to Enter into New Research and Development Agreement

     The Placement agent has not engaged any independent analyst to determine the efficacy of the products being developed by the Company. Investors are therefore relying solely on the statements and beliefs of Sanguine in determining the viability and potential viability of the products under development. In addition, although the Company had begun testing and research and development of its product through Battelle Memorial Institute, due to a lack of funding, such testing was discontinued and there has been no further testing whatsoever in the past 18 months. Such research and development by Battelle Memorial Institute is important to the Company. If the Company fails to enter into an agreement with Battelle Memorial Institute to continue such research and development, this would have a material, adverse effect on the Company and its ability to produce a commercially viable product.

Early Stage of the Company and Its Products; Technological Uncertainty.

     No revenues have been generated by the Company to date from the sale of its only product, PHER-O2. The potential to achieve sustained profitable operations is subject to the Company's ability to successfully develop, obtain regulatory approval for, manufacture and market this product. No tests of any nature have yet been conducted on PHER-O2. Furthermore, the time involved to achieve regulatory approval and market success is long and uncertain. This product will require extensive preclinical and clinical testing, before the Company will be able to obtain FDA approval for any use, if at all. There can be no assurance that this product will prove to be safe or effective in any testing or trials conducted; that FDA approval for this product will be obtained; that this product can be manufactured at a cost that would make it a commercially viable product; or that this product, if and when it receives any such approval, can be successfully marketed.


Future Capital Requirements; Uncertainty of Future Funding

     The Company presently has limited operating capital. It has estimated its future funding needs to construct its proposed manufacturing facility and develop its product through the anticipated FDA and comparable foreign agency approval at approximately $29,000,000. The Company will need to raise these funds through equity or debt financings, which will be very difficult for such a highly speculative enterprise. There can be no assurance that such additional funding will be made available to the Company, or if made available, that the terms thereof will be satisfactory to the Company. The availability of such funding will also cause substantial dilution to existing stockholders. If such funding is not made available to the Company, it is doubtful that the Company will be able to conduct its planned business operations; and the proceeds of this Offering, if this Offering is a success, constitute only a small portion of the funding required and will not assure the future of the Company to any degree.

Governmental Regulation and Product Approval

     The Company's preclinical and clinical trials, manufacturing and marketing of its proposed product are subject to extensive regulation by numerous governmental authorities in the United States and foreign countries. All trials, manufacturing and marketing of this product will be subject to the rigorous testing and approval processes of the FDA and corresponding foreign regulatory bodies. Further, each clinical trial must be conducted under the auspices of an Independent Review Board ("IRB"), which will consider, among other factors, ethical considerations, the safety of human subjects and the possible liability of the institution. The regulatory process, which includes pre-clinical, clinical and post-clinical testing of the product to establish its safety and efficacy, can take many years and require the expenditure of substantial resources. Data obtained from these trials is always subject to varying interpretations, all of which can extend the process, or limit or deny approval. Regulations often change during the approval process, and such changes can cause further delay and additional expense, and may prohibit approval. Similar problems may also be encountered in foreign countries. There can be no assurance that even after such time and expenditures that regulatory approval will be obtained, and if it is obtained, that the product can be commercially and economically marketed. Even if such approval is obtained, the Company and its product and facilities are subject to continual review and periodic inspections, and the subsequent discovery of previously unknown problems with the product, the manufacturer or facilities may result in further restrictions on the product or the manufacturer, and may include withdrawal of the product from the market. Failure to adhere to the stringent governmental regulations may also subject the Company to fines, suspensions of regulatory approval, product recalls, operating restrictions and criminal prosecution of its principals. See the caption "Governmental Approval of Principal Products or Services" of this Memorandum.

Patent Applications and Proprietary Rights

     A patent application has been filed on the Company's only product, and patent pending status has been granted to the Company; however, no assurance can be given that a patent will actually be issued by the United States Patent Office or any foreign country. Further, the patent position of entities such as the Company generally is highly uncertain and involves complex legal and factual questions. To date, no consistent policy has emerged regarding the breadth of claims allowed in biotechnology patents. Accordingly, there can be no assurance that the patent pending relating to the Company's product will result in a patent being issued or that if issued, the patent will afford protection against competitors with similar technology or those who develop similar technology. See the caption "Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts" of this Memorandum.

Competition

     PHER-O2, if approved for use by the FDA or any corresponding foreign bodies, will compete directly with established therapies for blood loss. Patients whose oxygen-carrying ability has been significantly depleted by blood loss frequently receive transfusions of red blood cells, while patients who have suffered more moderate blood loss can be treated with various intravenous solutions, such as saline or human serum albumin, which replace the volume of blood lost, but not its oxygen carrying capacity. There is no assurance that even if the FDA or any corresponding body approves this product for use, that it will have any significant advantages over such other products to cause the medical profession to adopt it rather than continue to use established therapies. The Company will also be competing with numerous other companies, research foundations and institutions seeking to develop synthetic blood products, most all of which will have substantially greater resources, personnel and facilities than the Company possesses, even if the Company is successful in raising required capital to fund its proposed business operations, as to which no assurance can be given. See the caption "Competition" of this Memorandum.

Dependence on Key Personnel

     Thomas C. Drees, Ph.D, M.B.A., the Company's President and Chief Executive Officer, is the inventor of PHER-O2, and served as the President and CEO of Alpha Therapeutics Corporation, a subsidiary of Green Cross Corporation of Japan, the developer of Fluosol DA 20, the only FDA-approved synthetic blood product to date. He has also written a book on this subject, Blood
Plasma: The Promise and the Politics, Ashley Books, New York, 1983. Dr. Drees is 71 years of age and in good health; however, the retirement, disability or death of Dr. Drees would have a significant adverse impact on the Company's proposed business operations. Anthony G. Hargreaves, who is the Vice President and Secretary/Treasurer, has significant background in the medical field, including service as General Manager of VK Limited of Pasadena, California, where he was instrumental in securing funding for a wearable, continuously-operating artificial kidney machine. Mr. Hargreaves has been with Sanguine California since its inception, and his retirement, disability or death could also have an adverse impact on the Company. See the caption "Directors, Executive Officers, Promoters and Control Persons" of this Memorandum.

Product Liability and Insurance

     The use of PHER-O2, if regulatory approval is received, along with the manufacture and marketing of this product, may expose the Company to liability claims which could have a material adverse effect on the Company. These claims may be made by the customers of the product or by others selling the product. It is anticipated that PHER-O2 will be given in large doses, and accordingly, it must be rigorously purified because impurities may lead to serious and potentially fatal toxic reactions. The Company intends to seek limited product liability insurance, subject to available funding, prior to commencing human clinical trials; however, such coverage is expensive, and no assurance can be given that the Company will be able to obtain such insurance, or if obtainable, that such insurance can be acquired at a reasonable cost or in sufficient amounts to protect the Company against losses due to liability. An inability to obtain insurance at an acceptable cost or to otherwise protect against potential product liability could prevent or inhibit the commercialization of this product. In addition, a product liability claim or recall could have a material adverse effect on the business or financial condition of the Company.

Absence of Public Market; Instability of Stock Price

     The Company's Common Stock commenced to trade on the "Electronic
Bulletin Board" of the National Association of Securities Dealers, Inc. ("NASD") in the second quarter of 1994; however, there is no "established trading market" in these shares of Common Stock. If an established trading market for the Company's Common Stock does develop in the future, there can be no assurance that it will continue or be maintained. Any market price for shares of Common Stock of the Company is likely to be very volatile, like that of many other biotechnological companies, and factors such as results of clinical trials of the Company or its competitors, other evidence of safety or efficacy of the Company's product, announcements of new commercial therapeutic products by the Company or its competitors, governmental regulation, developments in patents or proprietary rights by the Company or its competitors and fluctuations in operating results may all have a significant effect. In addition, the stock markets generally have experienced and continue to experience extreme price and volume fluctuations which have affected the market price of many biotechnological companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of the Company's Common Stock.

Shares Eligible for Future Sale

     Present members of management, Karl Smith, A. Smith Associates and
A.K.S, Inc. (both of which are majority-owned by Mr. Smith) currently beneficially own 126,000 shares of the Common Stock of the Company or approximately .005% of its outstanding voting securities. All of the Common Stock owned by Dr. Drees and Mr. Hargreaves will have been beneficially owned for two years, and subject to compliance with the applicable provisions of Rule 144 of the Securities and Exchange Commission, each of these persons may then commence to sell up to 1% of the outstanding securities of the Company in any three month period. Such sales could have a substantial adverse effect on any public market that may then exist in the Company's Common Stock. Further, 126,000 of the shares of Common Stock beneficially owned by A. Smith Associates, A.K.S, Inc. and Mr. Smith are presently eligible to be sold in the open market, having been acquired in private transactions. Sales of any of these shares by A. Smith Associates, A.K.S, Inc. or Mr. Smith may further depress the thinly traded market for shares of Common Stock of the Company. Sales of any of these shares by Dr. Drees, Mr. Hargreaves, A. Smith Associates, A.K.S, Inc. and Mr. Smith could severely affect the ability of the Company to secure the required debt or equity funding for the Company's proposed business operations. In addition, the Company has recently registered 1,350,000 for public distribution. See "Recent Developments." For additional information concerning the present market for shares of Common Stock of the Company, see the caption "Market Price of and Dividends on the Company's Common Equity and Other Stockholder Matters" of this Memorandum.
For information regarding Common Stock or option ownership of these persons, see the caption "Security Ownership of Certain Beneficial Owners and Management" of this Memorandum.

Voting Control

     Taking into account options to acquire shares of the Company's Common Stock, which are held by others, Dr. Thomas C. Drees, its President/CEO and Chairman of the Board of Directors, owns approximately 52.7% of the Company's outstanding Common Stock. He therefore has the ability to elect all of the Company's directors, who in turn elect all executive officers, without regard to the votes of other stockholders. Dr. Drees may be deemed to have absolute control over the management and affairs of the Company. See the caption "Security Ownership of Certain Beneficial Owners and Management" of this Memorandum.

Management Has Broad Discretion to Use the Proceeds of the Offering

     Following this Offering, our management will have significant discretion over the manner in which the proceeds of this Offering will be used to fund operating expenses. There can be no assurance that management will profitably use or invest the proceeds available to it. Unprofitable investment could have a material adverse effect on our business.

Arbitrary Offering Price; The Offering Price May Not Reflect Actual Value

     The Offering Price per Unit has been arbitrarily determined by the Company and the Placement Agent and may not be related to the Company's asset value, net worth, book value, the market price of the Company's Common Stock or any other established criteria of value. The Offering Price should not, however, be considered an indication of the actual value of the Company or our securities. The Offering Price does not bear any relationship to the assets, net worth, results of operations, or other objective criteria of value applicable to the Company. Moreover, the Offering Price should not be viewed as an indication of the future value of the Units or of the securities which comprise the Units. Accordingly, there can be no assurance that such shares or warrants can ever be resold at the Offering Price, if at all.

     The foregoing risk factors do not purport to be a complete explanation of all the risks involved in this Offering. You should read this entire Memorandum and the reports attached before determining whether to invest in the Company and you should consult your own legal, tax, and financial advisors with respect to any investment in the Company.

                            USE OF PROCEEDS

     The Units are being offered on a "best efforts, all or none" basis as to the Minimum Offering of 4,000,000 Units ($2,000,000) and on a "best efforts" basis as to the remaining 6,000,000 Units ($3,000,000). If the Minimum Offering is consummated, the Company will receive net proceeds of approximately 1,750,000. If the Maximum Offering is consummated, the Company will receive net proceeds of approximately $4,450,000.

                        Minimum   Percentage of  Maximum   Percentage of
                        Offering  Net Proceeds   Offering  Net Proceeds
Research and
Development, FDA
Animal Trials         $1,080,000      61.7%    $3,130,000     70.3%
Marketing and
Promotion                 50,000       2.8%        50,000      1.2%
Website Development       50,000       2.8%        50,000      1.2%
Working Capital (1)      570,000      32.7%     1,220,000     27.3%

Total                 $1,750,000       100%    $4,450,000      100%

(1) Working capital includes payment of salaries for officers of the Company, costs of possible joint ventures and/or strategic alliances, certain outstanding debt, the costs of its anticipated Registration Statement filing (see "Summary - Registration Rights") and other costs incurred in furtherance of the Company's business objectives. The Company may also use approximately $92,000 to repay a short-term loan obtained for working capital in the event the loan is not converted to Common Stock (See "Recent Developments").

     Once subscriptions for the Minimum Offering are received and accepted by the Company, a closing will be held and the proceeds thereof will be made available for use by the Company immediately. If the Minimum Offering is not raised, all subscriptions will be returned without interest or deduction. Receipt of an insufficient number of subscriptions by the Company may impact on the Company's business plan. Management will have broad discretion in the application of the proceeds of the Offering. It is currently anticipated, however, that the Company will use the net proceeds of the Offering for operating expenses, including web site development and equipment costs, marketing costs, research and development, FDA animal trials and obligations already incurred to third party contractors and consultants.

     To the extent that the net proceeds of the Offering are not utilized immediately, they will be held in deposit form, or invested in short-term certificates of deposit, interest bearing deposits, short-term obligations of the United States of America or prime commercial paper.

                           CAPITALIZATION

     The following table sets forth the Company's capitalization at March 31, 2000, and as adjusted to give effect to the consummation of the Minimum and Maximum Offering and the receipt of the estimated net proceeds therefrom.


                              Actual       As Adjusted for Sale of
                                       Minimum Offering Maximum Offering


Stockholders Equity:
     Common Stock,
     $.001 par value,
     100,000,000 shares
     authorized;
     24,559,323 issued
     and outstanding.      $    24,559      $    28,559          $   34,559
Paid in Capital              1,227,447        1,877,447           5,677,447
Accumulated deficit         (2,065,671)      (2,065,671)         (2,065,671)
Total stockholders'
equity                        (813,665)        (159,665)          3,646,335

Total Capitalization         1,252,006        1,906,006           5,712,006

                     DESCRIPTION OF SECURITIES

     The Company is authorized to issue 100,000,000 shares of Common Stock, par value $.001 per share. As of the date hereof, there were 24,559,323 shares of Common Stock issued and outstanding.

Common Stock

     Subject to the rights of the holders of any shares of Preferred Stock which may be issued in the future, holders of shares of Common Stock of the Company are entitled to cast one vote for each share held at all stockholders' meetings for all purposes, including the election of directors. Directors are elected each year at the Company's annual meeting of stockholders to serve for a period of one year and until their respective successors have been duly elected and qualified.

     Common stockholders have the right to share ratably in such dividends on shares of Common Stock as may be declared by the Board of Directors out of funds legally available therefor. Upon liquidation or dissolution, each outstanding share of Common Stock will be entitled to share equally in the assets of the Company legally available for distribution to stockholders after the payment of all debts and other liabilities.

     Common stockholders have no pre-emptive rights. There are no conversion or redemption privileges or sinking fund provisions with respect to the Common Stock. All of the outstanding shares of Common Stock are, and all of the shares of Common Stock offered hereby will be, validly issued, fully paid and nonassessable. The Common Stock does not have cumulative voting rights so holders of more than 50% of the outstanding Common Stock can elect 100% of the Directors of the Company if they choose to do so.

Warrants

The following discussion is subject to the terms and conditions of the Warrants, a copy of which is annexed hereto as Exhibit D and subscribers are referred to the Warrant for more detailed information.

     Terms. Each Warrant entitles the holder to purchase one share of Common Stock during an exercise period commencing on the date of issuance and terminating on the last business day of the forty-eighth month following the Initial Closing Date, at an exercise price equal to $.40 per share, subject to adjustment in certain circumstances. The Warrants may be exercised in whole or in part. Unless exercised, the Warrants will automatically expire on the last business day of the forty-eighth month following the Initial Closing Date.

     Registration Rights. The Company has agreed to register for resale under the Securities Act, the Warrants, Shares and Warrant Shares in a Registration Statement to be filed by the Company 30 days after the final closing of this Offering, and to cause the Registration Statement to become effective within 150 days after the final closing of this offering. In the event that the Company fails either to (i) cause the Registration Statement to be filed under the Act 30 days after the Final Closing, or (ii) cause the Registration to become effective 150 days after the final closing, then the exercise price of the Warrants shall be reduced at the rate of $.05 for every 30 day delay, or part thereof, in the effectiveness of the Registration Statement, but in no event shall the exercise price be reduced less than $.001 per share. The Company shall keep the Registration Statement current and effective until 30 days after the termination of the exercise period of the Warrants.

     In connection with the registration process, the Company is required only to use its best efforts to cause the Shares and the Warrant Shares covered by the registration statement to be registered or otherwise qualified for sale in the states designated by the Holders. It may in fact not be practicable to qualify these securities for sale in every state in which Holders of the Shares and the Warrants Shares reside. Accordingly, it is possible that the substantial restrictions on the transferability of the Shares and Warrant Shares will continue, even after registration.

     Redemption. Commencing one year after issuance, the Warrants are redeemable, in whole or in part, at the option of the Company, for $.05 per Warrant on not less than thirty days prior written notice, provided that (i) the closing bid price of the Company's Common Stock is at least 200% of the then current exercise price; and the trading volume of the Common Stock is not less than 50,000 shares per day, on each of the 20 consecutive trading days ending within 10 days of the date of the notice of redemption; and (ii) the Warrant Shares have been registered for public distribution under the Securities Act.

Transfer Agent

     The transfer agent for the Company's Common Stock is Colonial Stock Transfer Company, Inc., 455 E. 400 South, Suite 100, Salt Lake City, Utah 84111.

                       PLAN OF DISTRIBUTION

     Laidlaw Global Securities, Inc., the Placement Agent, has agreed, subject to the terms and conditions contained in the Agency Agreement between the Company and the Placement Agent, to act as the Placement Agent for the sale by the Company of 4,000,000 Units, on a "best efforts, all-or-none" basis and an additional 6,000,000 Units on a best efforts basis. The Offering shall commence on the date hereof and terminate on July 30, 2000, unless extended for an additional 30 days by the Company and the Placement Agent (the
"Expiration Date").   The Company and the Placement Agent may increase the
maximum number of Units offered to 11,000,000 Units.

     The Placement Agent will receive a commission equal to 8% of the aggregate purchase price of the Units sold ($160,000 if the minimum number of Units are sold and $400,000 if the maximum number are sold). In addition, the Company shall pay the Placement Agent a non-accountable expense of 2% of the gross proceeds of the Offering and reimburse the Placement Agent for expenses incurred.

   The amount of such commissions and non-accountable expense allowance will increase proportionally in the event the maximum number of Units offered hereby is increased.

     Concurrent with, and as a condition precedent to, the closing of the Offering, the Company shall sell to the Placement Agent (or its designated affiliates) warrants (the "Agent Warrants"), at a price of $.001 per warrant, to purchase 10% of the Units sold in the Offering. Such Agent's Warrants will expire two years after the completion of this Offering. The Agent Warrants will be exercisable at $.001 per Unit. The Agent Warrants may be exercised as to all or a lesser number of Units and will contain provisions for registration of the resale of the underlying Common Stock at the Company's expense, cashless exercise and for adjustment in the number of such shares and the exercise price to prevent dilution.

     The Offering Price per Unit has been arbitrarily determined by the Company and the Placement Agent and may not be related to the Company's asset value, net worth, book value, the market price of the Company's Common Stock or any other established criteria of value.

     The Company also has agreed to indemnify the Placement Agent against certain liabilities in connection with the Offering under the Act.

Investor Suitability

     Sales of the Units will be made only to "accredited investors," as such term is defined in rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). Generally, to be an "accredited investor," an investor who is a natural person must, at the time of his purchase, (I) have a net worth, individually or jointly with one's spouse, in excess of $1,000,000 or (II) have had an individual income in excess of $200,000 in each of the two most recent years, or joint income with one's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. An organization or entity subscribing for Units also may qualify as an "accredited investor" if it is (U) a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors, (V) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, (W) an organization described in Section 503(c) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000, (X) a director or officer of the Company, (Y) a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Units, whose purchase is directed by a sophisticated person and described in Rule 506(b)(2)(ii) of the Act or (Z) an entity all of the equity owners of which are accredited investors, all as defined in Regulation D.

Subscription Agreement and Procedures

     All subscriptions must be made by the execution and delivery of a Subscription Agreement in the form attached to this Memorandum. By executing the Subscription Agreement, each purchaser will represent, among other things, that (a) he is acquiring the Units being purchased by him for his own account, for investment purposes and not with a view towards resale or distribution and
(b) immediately prior to his purchase, such purchaser satisfies the eligibility requirements set forth in this Memorandum. See "Investor Suitability" above. Notwithstanding the foregoing representations, the Company has the right to revoke the offer made herein and to refuse to sell Units to a particular subscriber if the subscriber does not promptly supply all information requested by the Company or the Company disapproves the sale.

     In addition, since each purchaser will be subject to certain restrictions on the sale, transfer or disposition of his Units as contained in the Subscription Agreement and because there is only a limited market for the Units, a purchaser must be prepared to bear the economic risk of an investment in the Units for an indefinite period of time. An investor in the Units, pursuant to the Subscription Agreement and applicable law, will not be permitted to transfer or dispose of the Units, unless they are registered or unless such transaction is exempt from registration under the Act and other applicable securities laws and in the case of a purportedly exempt sale, such investor provides (at his own expense) an opinion of counsel reasonably satisfactory to the Company that such exemption is, in fact, available. Certificates representing the Notes and Common Stock comprising the Units will bear a legend relating to such restrictions on transfer.

     Subscriptions are not binding on the Company until accepted by the Company. The Company will refuse any subscription by giving written notice to the Subscriber by personal delivery or first-class mail. In its sole discretion, the Company may establish a limit on the purchase of Units by a particular purchaser.

     In order to subscribe for the Units, a prospective investor must deliver the following documents to the Placement Agent:

     1. One completed and duly executed copy of the Subscription Agreement (included in the Subscription Documents delivered with this Memorandum) with signatures properly acknowledged;


     2. A check payable to "Pershing - Sanguine Special Account" in the full amount of the subscription price for the Units subscribed.

Special Account

     All funds received on account of the sale of the Units will be placed in an non-interest-bearing special account entitled "Sanguine Special Account" with Donaldson, Lufkin & Jenrette Securities Corp., Pershing Division, New York, New York. Pershing will hold all of the proceeds from the Offering until subscriptions for 4,000,000 Units have been received and accepted and it receives notice from the Company of this fact. Upon receipt of such notice, a closing will be held and Pershing will release the subscription funds to the Company. If proceeds from the Offering are not received prior to the Expiration Date, all subscription funds received will be returned by Pershing to investors, without interest thereon, as soon as practicable thereafter. Assuming the minimum number of Units is subscribed for and accepted and a closing held, thereafter additional subscription funds will be placed into the special account and additional closings will be held from time to time up to the sale of an additional 6,000,000 Units. Once the Maximum Offering Amount has been subscribed for and accepted by the Company, a final closing will be held.

                      INVESTOR QUALIFICATIONS

     The liquidity and significant risks associated with an investment in the Company make the purchase of Units suitable only for investors who have substantial net worth, who have no need for liquidity with respect to any investment in the Company, who can bear the risk of a complete loss of the investment, who understand and appreciate the nature of the risks involved with such an investment and have reviewed all of the same with his tax, legal and investment advisors, and who have adequate means for providing for current foreseeable needs and personal contingencies.

     Only when the Company is reasonably satisfied with the answers contained in the Confidential Prospective Investor Questionnaire section of the Subscription Agreement, which will be relied upon by the Company, and the Company concludes that a prospective investor meets the suitability and sophistication tests described in this Memorandum will a subscription of a prospective investor be accepted.

     Prior to the purchase of any Units, each prospective investor will be required to complete and submit to the Company a Subscription Agreement in the form annexed to this Memorandum as Exhibit "B". Those prospective investors using an investor representative must have their investor representative complete and submit an investor representative questionnaire which will be issued by the Company upon request. Each prospective investor will be required to represent that: (a) his commitment to all investments is reasonable in relation to his net worth; (b) he has the requisite knowledge or has relied upon the advice of his own counsel, accountants or others, each of whom qualifies as an Investor Representative with regard to all of the considerations involved in making this investment; (c) he will be acquiring the Units for investment and not with a view to resale or distribution of the Units or the Shares or Warrants included therein; (d) he is aware that the right to transfer the Units as well as the securities underlying the Units is restricted as set forth herein; (e) he has the financial ability to bear the economic risk of the investment in the Company (including the complete loss of the entire investment), adequate means of providing for his current and anticipated needs and personal contingencies, and no need for liquidity with respect to his investment in the Company; (f) his overall commitment to investments which are not readily marketable is not disproportionate to his net worth and his investment in Units will not cause such overall commitment to become excessive; and (g) that he qualifies as an "accredited investor" as defined in Regulation D promulgated under the Securities Act. These suitability standards shall apply unless state law in the state in which the Offering is being made provides otherwise.

     In the event any Units are purchased by a person or an entity in a fiduciary capacity for any other person (or for an entity in which such person is deemed to be a "purchaser" or "investor" of the subject Units), the suitability standards set forth above shall be applicable to such other person(s) or entity(ies).

     Whether or not a prospective investor meets the suitability standards set forth above, the Company and the Placement Agent reserve the right, in either of their sole discretion, to reject any subscription, in whole or in part. If any information furnished or representations made by a prospective investor or others acting on his or its behalf mislead the Company or the Placement Agent in soliciting subscriptions for the Units, as to the financial or other circumstances of such investor, or if, because of any error or misunderstanding as to such circumstances, a copy of this Memorandum is delivered to a prospective investor who does not meet the suitability standards set forth above, the delivery of this Memorandum to such prospective investor shall not be deemed to be an offer, and this Memorandum must be returned to the Company immediately.

THE SUITABILITY STANDARDS DISCUSSED ABOVE REPRESENT MINIMUM SUITABILITY STANDARDS FOR PROSPECTIVE INVESTORS. EACH PROSPECTIVE INVESTOR SHOULD DETERMINE, AFTER CONSULTING WITH HIS TAX, LEGAL AND INVESTMENT ADVISORS, WHETHER AN INVESTMENT IN THE COMPANY IS APPROPRIATE IN HIS PARTICULAR CIRCUMSTANCES.

A BREACH BY AN INVESTOR OF ANY OF HIS REPRESENTATIONS MADE TO THE COMPANY WHICH RESULTS IN A LOSS BY THE COMPANY OF THE EXEMPTION FROM REGISTRATION AFFORDED BY REGULATION D OR OTHER EXEMPTION BEING RELIED UPON, OR OTHER DAMAGES, MONETARY AND OTHERWISE, WILL CAUSE SUCH INVESTOR TO BE LIABLE TO THE COMPANY FOR ALL DAMAGES AND LOSSES PROXIMATELY CAUSED BY SUCH BREACH.

Access to Additional Information

     Each prospective investor will be afforded the opportunity to obtain any additional information reasonably requested and to ask questions of, and receive answers from, Dr. Thomas Drees, 101 East Green Street, #11, Pasadena, California 91105, telephone number (626) 405-0079, or such other persons as may be designated by the Company, concerning the terms and conditions of the transaction, the information set forth herein and any additional information that is requested and supplied to such prospective investor. Complete access to all agreements and other documents relating to the Company and its business will be given to each prospective investor upon request to Dr. Drees. In addition, prospective investors are invited to review the Company's public reports and filings in the EDGAR section of the Securities and Exchange Commission's website: http://www.sec.gov.

                             Exhibit A

                            Form 10-KSB

                            Exhibit B

                       Subscription Agreement

                            Exhibit C

                   Form of Investor Questionnaire

                             Exhibit D

                          Form of Warrant